JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)(1)
The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

By:	/s/ Mary Ann Sigler	Date: February 12, 2016
Attorney-in-Fact for Tom Gores

Platinum Equity Capital Partners, L.P.
By: Platinum Equity Partners, LLC, its general partner
By: Platinum Equity Investment Holdings, LLC, its senior managing member

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary

Platinum Equity Capital Partners-PF, L.P.
By: Platinum Equity Partners, LLC, its general partner
By: Platinum Equity Investment Holdings, LLC, its senior managing member

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary

Platinum Equity Capital Partners-A, L.P.
By: Platinum Equity Partners, LLC, its general partner
By: Platinum Equity Investment Holdings, LLC, its senior managing member

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary

Platinum Equity Capital Partners II, L.P.
By: Platinum Equity Partners II, LLC, its general partner
By: Platinum Equity Investment Holdings II, LLC, its senior managing member

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary

Platinum Equity Capital Partners-PF II, L.P.
By: Platinum Equity Partners II, LLC, its general partner
By: Platinum Equity Investment Holdings II, LLC, its senior managing member

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary

Platinum Equity Capital Partners-A II, L.P.
By: Platinum Equity Partners II, LLC, its general partner
By: Platinum Equity Investment Holdings II, LLC, its senior managing member

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary

Platinum Rhombus Principals, LLC
By: Platinum Equity Investment Holdings II, LLC, its senior managing member

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary

Platinum Equity Partners, LLC By: Platinum Equity Investment Holdings, LLC, its senior managing member

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary

Platinum Equity Investment Holdings, LLC

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary

Platinum Equity Partners II, LLC By: Platinum Equity Investment Holdings II, LLC, its senior managing member

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski Title: Vice President and Secretary
Platinum Equity Investment Holdings II, LLC

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary
Platinum Equity, LLC

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Executive Vice President, General Counsel and Secretary

RYPS, LLC

By:	/s/ Eva M. Kalawski	Date: February 12, 2016
Name: Eva M. Kalawski
Title: Vice President and Secretary